                                                                EXHIBIT 10.60.2

                                                               [CONFORMED COPY]

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


         AMENDMENT dated as of December 31, 1999 to the Credit Agreement dated as of September 8, 1999 (as amended, the "CREDIT AGREEMENT") among WILLIAMS COMMUNICATIONS, INC. (the "BORROWER"), WILLIAMS COMMUNICATIONS GROUP, INC., as Guarantor, the LENDERS party thereto (the "LENDERS") and BANK OF AMERICA, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT"), THE CHASE MANHATTAN BANK, as Syndication Agent, and BANK OF MONTREAL and THE BANK OF NEW YORK, as Co-Documentation Agents.

                                  WITNESSETH:

         WHEREAS, the parties hereto have entered into the Credit Agreement and now desire to make certain amendments to the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Additional Definitions. (a) Section 1.01(a) of the Credit Agreement is hereby amended by inserting the following new defined terms in appropriate alphabetical order:

                  "Permitted Specified Security Hedging Transactions" means options, collars, forwards and other similar transactions with respect to any Specified Security entered into by the Borrower or any of its Subsidiaries to hedge against changes in the market price of such Specified Security.

                  "Specified Security" means publicly traded equity securities of actual or prospective customers or vendors of the Borrower and its Subsidiaries acquired by the Borrower and its Subsidiaries in connection with (or pursuant to warrants, options or rights acquired in connection with) commercial agreements with such customers or vendors; provided that securities of the Borrower or any of its Subsidiaries or Affiliates shall not constitute Specified Securities.

         SECTION 3. Indebtedness; Certain Equity Securities. (a) Section 6.01 of the Credit Agreement is hereby amended by inserting, immediately following clause (p) thereof, new clause (q) to read in its entirety as follows:

                  "(q) Permitted Specified Security Hedging Transactions;"

         SECTION 4. Liens. Section 6.02(a) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (vii) thereof, (ii) redesignating clause (viii) thereof as clause (ix) and (iii) inserting, immediately following clause (vii), a new clause (viii) to read in its entirety as follows:

                  "(viii) Liens on a Specified Security securing Permitted Specified Security Hedging Transactions with respect to such Specified Security; and"

         SECTION 5. Fundamental Changes. Section 6.03(c) of the Credit Agreement is hereby amended by (i) adding, following the parenthetical expression "(a "Trading Subsidiary")" on the seventh line thereof, the expression "and (vi) the holding of Qualifying Borrower Indebtedness permitted under Section 6.01(q)" and
(ii) adding, following the expression "Qualifying Equity Interests in the Borrower" on the ninth line thereof, the expression "Qualifying Borrower Indebtedness,".

         SECTION 6. Investments. (a) Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (p) thereof immediately following the words "Qualifying Equity Interests in Holdings;" (ii) redesignating clause (q) as clause (r), and (iii) inserting a new clause (q) to read in its entirety as follows:

                  "(q) Investments made in any Person (a "REINVESTMENT PERSON") in whom the Borrower or any of its Subsidiaries has, or at any time after the Closing Date had, an Investment permitted under clause (b),
         (f) or (p) above or this clause (q) (an "ORIGINAL INVESTMENT"); provided that the aggregate amount of Investments in any Reinvestment Person permitted under this clause (q) may not exceed the aggregate amount of the cash proceeds received, within 270 days prior to the making of such Investment, by the Borrower and its Subsidiaries from sales or other dispositions of, or distributions with respect to, Original Investments in such Reinvestment Person; and"

          (b) The proviso to Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "provided that the aggregate amount of all Investments (valued at the cost of acquisition thereof, without regard to any increase or decrease in the value thereof based on subsequent performance of the Person in which such Investment is held), but net, in case of each such Investment (but not below zero), of any distributions received by the Borrower or any Subsidiary Loan Party in respect of such Investment and any proceeds received upon any disposition (other than a disposition to Holdings or any of its Subsidiaries or the Parent or any of its Subsidiaries) of such Investment, made pursuant to Sections 6.04(j) and 6.04(k) on or prior to any date, or referred to in Section 6.04(c)(i), the proviso to Section 6.04(d) and Section 6.04(e)(ii) and made on or prior to such date, shall not exceed the sum of (i) $275,000,000 plus
         (ii) an amount (which amount, for purposes of this proviso only, shall not be less than zero) equal to (x) the amount of Additional Capital as of such date minus (y) (A) payments of principal of the Intercompany Note made pursuant to Section 6.07(b)(ii)(x) on or prior to such date,
         (B) acquisitions of ADP Property permitted under Section 6.04(g) made on or prior to such date and (C) Capital Expenditures permitted under
         Section 6.08(b) made on or prior to such date."

         (c) Schedule 6.04 to the Credit Agreement is hereby amended by inserting the following new paragraph 13 at the end thereof:

                  "ChoiceSeat - WCG owns 1,180,667 shares of Series A Preferred Stock and 5,572,333 shares of common stock of CSI, Incorporated, for a total investment of about $27,000,000."

         SECTION 7. Asset Sales. Section 6.05(a) of the Credit Agreement is hereby amended by (i) inserting the phrase "sales of inventory" immediately following the word "capacity," and (ii) inserting the phrase ", in each case" immediately following the phrase "Cash Equivalent Investments".

         SECTION 8. Amendment to Financial Covenants. (a) The table set forth in
Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

                             "Fiscal Year                Amount
                             ------------                ------
                                1999               $   2,500,000,000

                                2000               $   2,200,000,000

                                2001               $   1,500,000,000

                                2002               $     700,000,000

                                2003               $     700,000,000

                                2004               $     700,000,000

                                2005               $     700,000,000

                                2006               $     700,000,000"

         (b) The table set forth in Section 6.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                              "Period                   Amount
                              -------                   ------
                    October 1, 1999-              $             0
                    December 31, 1999

                    January 1, 2000-              $             0
                    March 31,2000

                    April 1, 2000-                $             0
                    June 30, 2000

                    July 1, 2000-                 $    80,000,000
                    September 30, 2000

                    October 1, 2000-              $   200,000,000
                    December 31, 2000

                    January 1, 2001-              $   225,000,000
                    March 31, 2001

                    April 1, 2001-                $   325,000,000"
                    June 30, 2001

         (c) The table set forth in Section 6.17(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                             "Period                   Total Leverage Ratio
                             -------                   --------------------
                        December 31, 2000-                  15.00:1.00
                        June 29, 2001

                        June 30, 2001-                      12.00:1.00
                        December 30, 2001

                        December 31, 2001-                  11.00:1.00
                        June 29, 2002

                        June 30, 2002-                      9.00:1.00
                        December 30, 2002

                        December 31, 2002-                  7.00:1.00
                        December 30, 2003

                        December 31, 2003-                  4.00:1.00"
                        and thereafter

         (d) The table set forth in Section 6.18 of the Credit Agreement is hereby amended to read in its entirety as follows:

                             "Period                  Senior Leverage Ratio
                             -------                  ---------------------
                        December 31, 2000-                  9.00:1.00
                        June 29, 2001

                        June 30, 2001-                      7.00:1.00
                        December 30, 2001

                        December 31, 2001-                  5.25:1.00
                        December 30, 2002

                        December 31, 2002-                  3.25:1.0
                        December 30, 2003

                        December 31, 2003-                  2.50:1.00"
                        and thereafter

         (e) In the table set forth in Section 6.19 of the Credit Agreement is hereby amended to read in its entirety as follows:

                                "Period                 Interest Coverage Ratio
                                -------                 -----------------------
                        July 1, 2001-                         1.00:1.00
                        December 31, 2001

                        January 1, 2002-                      1.25:1.00
                        December 31, 2002

                        January 1, 2003-                      2.25:1.00
                        December 31, 2003

                        January 1, 2004-                      3.00:1.00"
                        and thereafter

         SECTION 9. Representations of Borrower. The Borrower represents and warrants that, as of the Amendment Effective Date, both before and after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement are true and correct and (ii) no Default has occurred and is continuing.

         SECTION 10. Amendment Fee. On or prior to the seventh Business Day following the Signature Receipt Date, the Borrower shall pay the Administrative Agent, for the ratable accounts of the Lenders who shall have executed and delivered a counterpart hereof (or other written confirmation in form satisfactory to the Administrative Agent that such Lender has signed a counterpart hereof) to the Administrative Agent on or prior to March 30, 2000, an amendment fee in an amount equal to 0.075% of the aggregate Commitments of such Lenders.

         SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 13. Effectiveness. This Amendment shall become effective on and as of the date hereof (the "AMENDMENT EFFECTIVE DATE") on the date that the Administrative Agent shall have received (the "SIGNATURE RECEIPT DATE") from each of the Loan Parties and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      WILLIAMS COMMUNICATIONS, INC.

                                      By:    /s/ Howard Kalika
                                             -----------------------------------
                                             Title: Vice President and Treasurer

                                      WILLIAMS COMMUNICATIONS GROUP, INC.

                                      By:    /s/ Howard Kalika
                                            ------------------------------------
                                            Title: Vice President and Treasurer

                                      BANK OF AMERICA, N.A.

                                      By:    /s/ Roselyn Drake
                                            ------------------------------------
                                            Title: Managing Director

                                      THE CHASE MANHATTAN BANK

                                      By:    /s/ Constance M. Coleman
                                            ------------------------------------
                                            Title: Vice President

                                      BANK OF MONTREAL

                                      By:    /s/ Sarah Kim
                                            ------------------------------------
                                            Title: Director

                                      THE BANK OF NEW YORK

                                      By:    /s/ Brendan Nedzi
                                             -----------------------------------
                                             Title: Senior Vice President

                                      SCOTIABANC INC.

                                      By:    /s/ W.J. Brown
                                             -----------------------------------
                                             Title: Managing Director

                                      ABN AMRO BANK N.V.

                                      By:    /s/ Ann Schwalbenberg
                                             -----------------------------------
                                             Title: Vice President

                                      By:    /s/ Ravneet Mumick
                                             -----------------------------------
                                             Title: Vice President

                                      FLEET NATIONAL BANK

                                      By:
                                             -----------------------------------
                                             Title:

                                      CIBC INC.

                                      By:    /s/ Michele E. Roller
                                             -----------------------------------
                                             Title: Executive Director
                                                    CIBC World Markets Corp.
                                                    as Agent

                                      CREDIT SUISSE FIRST BOSTON

                                      By:    /s/ Joel Glodowski
                                            ------------------------------------
                                            Title: Managing Director

                                      By:    /s/ Chris T. Horgan
                                            ------------------------------------
                                            Title: Vice President

                                      DEUTSCHE BANK AG
                                      NEW YORK AND/OR CAYMAN ISLAND
                                      BRANCH

                                      By:    /s/ Jon D. Storck
                                            ------------------------------------
                                            Title: Vice President

                                      By:    /s/ Sangita Gupte
                                            ------------------------------------
                                            Title: Associate

                                      CREDIT LYONNAIS NEW YORK BRANCH

                                      By:
                                            ------------------------------------
                                            Title:

                                      BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE, INC.

                                      By: /s/ Richard Varalla
                                         ---------------------------------------
                                         Title: Senior Associate

                                      By: /s/ William E. McCollum, Jr.
                                         ---------------------------------------
                                         Title: Vice President

                                      FIRST UNION NATIONAL BANK

                                      By: /s/ Steven J. Haas
                                         ---------------------------------------
                                         Title: Senior Vice President

                                      IBM CREDIT CORPORATION

                                      By: /s/ Ronald J. Bachner
                                         ---------------------------------------
                                         Title: Manager Commercial and Specialty
                                             Financing

                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH

                                      By: /s/ Ryusuke Aya
                                         ---------------------------------------
                                         Title: Senior Vice President, Houston
                                                         Office

                                      BANK OF OKLAHOMA N.A.

                                      By: /s/ Robert D. Mattax
                                         ---------------------------------------
                                         Title: Senior Vice President

                                      THE FIRST NATIONAL BANK OF
                                              CHICAGO

                                      By:
                                         ---------------------------------------
                                         Title:

                                      KBC BANK, N.V.

                                      By: /s/ Robert Snauffer
                                         ---------------------------------------
                                         Title: First Vice President

                                      By: /s/ Patrick A. Janssens
                                         ---------------------------------------
                                         Title: Vice President

                                      THE FUJI BANK, LIMITED

                                      By: /s/ Jacques Azagury
                                         ---------------------------------------
                                         Title: Senior Vice President & Manager

Acknowledged and agreed:

CNG COMPUTER NETWORKING GROUP, INC.
CRITICAL CONNECTIONS, INC.
DATA COMMUNICATIONS 2000, INC.
INTERNET ENGINEERING & CONSULTANT, INC.
WCS COMMUNICATIONS SYSTEMS,
     INC.
WCS MICROWAVE SERVICES, INC.
WCS, INC.
WILLIAMS COMMUNICATIONS OF
     VIRGINIA, INC.
WILLIAMS GLOBAL COMMUNICATIONS
     HOLDINGS, INC.
WILLIAMS INTERNATIONAL
     VENTURES COMPANY
WILLIAMS LEARNING NETWORK,
     INC.
WILLIAMS LOCAL NETWORK, INC.
WILLIAMS WIRELESS, INC.


All By: /s/ Howard Kalika
        -----------------------------------
        Title: Vice President and Treasurer




THE WILLIAMS COMPANIES, INC.


By:    /s/ John Bumgarner
       -------------------------------------
       Title: Senior Vice President